UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2009

ARAMARK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-04762	95-2051630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone, including area code: 215-238-3000

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salaries and Bonus Targets

On June 15, 2009, in connection with the announced realignment of the business leadership of ARAMARK Corporation (the “Company”), the Compensation and Human Resources Committee of the Board of Directors of ARAMARK Holdings Corporation (“Holdings”), the ultimate parent company of the Company, approved increases to the annual base salaries, effective immediately, and target bonuses for the following members of the Management Committee. The increased salaries of and revised bonus targets for such members are as follows:

Management Committee Member	Revised Base Salary	Revised Bonus Target
L. Frederick Sutherland	$750,000	$600,000
Andrew C. Kerin	$750,000	$600,000
Ravi Saligram	$615,000	$450,000
Thomas J. Vozzo	$595,000	$445,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAMARK CORPORATION

Date: June 19, 2009	By:	/s/ JOSEPH MUNNELLY
	Name:	Joseph Munnelly
	Title:	Senior Vice President and Chief Accounting Officer